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                                UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                                                            August 22, 1997
      Date of Report (Date of earliest event reported):    (August 15, 1997)
                                                         --------------------




                Toyota Auto Receivables 1997-A Grantor Trust
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                   333-04336                     33-6205229
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




 Toyota Motor Credit Receivables Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------



                          Exhibit Index is on Page 2

                                 Page 1 of 3

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Item 5.  Other Events
         ------------


On August 15, 1997, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of April 1, 1997 ("Agreement"), between Toyota Motor Credit Receivables Corporation, as "Seller", Toyota Motor Credit Corporation, as "Servicer", and Bankers Trust Company, as "Trustee", were distributed to the holders of certificates representing undivided fractional interests in the Toyota Auto Receivables 1997-A Grantor Trust (the "Certificateholders"). In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate is filed as
Exhibit 20 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                  20          Servicer's Certificate for the month of
                              July, 1997.






























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                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                            TOYOTA AUTO RECEIVABLES 1997-A GRANTOR TRUST

                            BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  August 22, 1997      By:             /S/ GREGORY WILLIS
       ---------------           --------------------------------------------
                                                Gregory Willis
                                  Vice President-Finance and Administration
                                        (Principal Accounting Officer)





































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